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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):   September 1, 1999




                     AMERICAN EDUCATIONAL PRODUCTS, INC.
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           (Exact name of registrant as specified in its charter)




COLORADO                          0-16310                        84-1012129
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(State or other           (Commission file number)         (Employer Identi-
incorporation                                                  fication No.)




          6550 Gunpark Drive, Suite 200, Boulder, Colorado    80301
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       (Address of principal executive offices)            (Zip Code)




     Registrant's telephone number, including area code:  (303) 527-3230
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     ------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 2:   ACQUISITION OF ASSETS
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     On September 1, 1999, American Educational Products, Inc., a Colorado
corporation, and its wholly-owned subsidiary, AEP California, Inc., a Colorado corporation ("AMEP" or the "Company") closed upon and consummated a definitive Asset Purchase and Sale Agreement dated as of September 1, 1999, (the "Agreement") between the Company and To Sew, Inc., a California corporation, ("To Sew") pursuant to which the Company purchased substantially all of the tangible and intangible properties and assets ("Assets") used in connection with the manufacture and distribution of supplemental educational products under the name "To-Sew" (the "Business").

     Under the terms of the Agreement, the Company acquired the Assets of the Business, including inventories, furniture, fixtures, office machinery and equipment and other tangible property, all mailing, client and customer lists, fixtures, prepaid expenses, contracts and licenses, development assets and intangible assets.

     The purchase price paid by Company to To Sew for the Assets of the Business was the sum of (i) $450,000 plus (ii) one hundred percent (100%) of the net carrying value of the Seller's inventory as of August 31, 1999, (subject to future adjustments) of which the sum of $450,000 was paid at Closing. In addition, the Company agreed to pay to certain principals of the Business an aggregate of $220,000 under Consulting Agreements and an additional $100,000 for their Non-Competition Agreements.

     In connection with the transaction, the Company entered into a Sublease Agreement pursuant to which it will operate the Business at its existing facilities in Canoga Park, California until January 31, 1999. Thereafter, the Company plans to move the operations to its existing facilities in Fort Collins, Colorado.

     The cash used by the Company to pay the purchase price was obtained from the Company's existing revolving credit facility which had sufficient additional borrowing capacity to cover the purchase price. The Company has reached an agreement with its primary commercial lender to expand its existing revolving and term credits to accommodate the acquisition.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements and Pro Forma Financial Information
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          The Company has determined in consultation with its independent public accountants that the acquisition of To Sew, Inc. does not constitute a significant subsidiary within the meaning of Regulation 210.11-01(b). As a result, financial statements and pro forma financial information under Items 7(a)(4) and 7(b) of Form 8-K will not be provided.

     (b)  Exhibits
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          Item Title
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          1.1  Asset Purchase and Sale Agreement dated as of September 1,
               1999.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:  September 14, 1999         By:  /s/ Clifford C. Thygesen
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                                        Clifford C. Thygesen, President